EXHIBIT 24

                               POWER OF ATTORNEY


I, Jeanne M. Liedtka, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 28th day of July, 1998.



                               /s/ Jeanne M. Liedtka
                               ----------------------------
                                   Jeanne M. Liedtka

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                                   POWER OF ATTORNEY


I, John D. Munford, II, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 21st day of July, 1998.



                              /s/ John D. Munford, II
                             ---------------------------------
                                  John D. Munford, II

                                   POWER OF ATTORNEY


I, Wallace Stettinius, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 28th day of July, 1998.



                              /s/ Wallace Stettinius
                             ---------------------------
                                  Wallace Stettinius

                                   POWER OF ATTORNEY


I, Frank Daniels, III, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 6th day of August, 1998.



                               /s/ Frank Daniels, III
                               --------------------------
                                  Frank Daniels, III

                                   POWER OF ATTORNEY


I, Bruce A. Walker, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 27th day of July, 1998.



                                /s/ Bruce A. Walker
                               ----------------------------
                                    Bruce A. Walker

                                   POWER OF ATTORNEY


I, Price H. Gwynn, III, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 19th day of July, 1998.



                               /s/ Price H. Gwynn, III
                              -----------------------------
                                  Price H. Gwynn, III

                                   POWER OF ATTORNEY


I, John C. Purnell, Jr., do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 21st day of July, 1998.



                              /s/ John C. Purnell, Jr.
                             -----------------------------
                                 John C. Purnell, Jr.

                                   POWER OF ATTORNEY


I, Russell M. Robinson, II, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 20th day of July, 1998.



                            /s/ Russell M. Robinson, II
                           ---------------------------------
                                Russell M. Robinson, II

                                   POWER OF ATTORNEY


I, John W. Rosenblum, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 23rd day of July, 1998.



                               /s/ John W. Rosenblum
                              ---------------------------
                                   John W. Rosenblum

                                   POWER OF ATTORNEY


I, Jerry I. Reitman, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 10th day of August, 1998.



                                /s/ Jerry I. Reitman
                                ---------------------------
                                   Jerry I. Reitman

                                   POWER OF ATTORNEY


I, G. Waddy Garrett, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 30th day of July, 1998.



                                /s/ G. Waddy Garrett
                               -----------------------------
                                   G. Waddy Garrett